UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 12, 2019

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of AMREP Corporation (the “Company”) was held on September 12, 2019. At the meeting, shareholders holding an aggregate of 7,848,994 shares of common stock, par value $.10, of the Company out of a total of 8,136,904 shares outstanding and entitled to vote, were present in person or represented by proxy.

At the meeting, Robert E. Robotti was elected as a director of the Company in Class II by the final votes set forth opposite his name, to hold office until the 2022 Annual Meeting of Shareholders and until his successor is elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes

Robert E. Robotti	6,097,641	108,740	1,642,613

In addition, the following proposals were voted on and approved at the meeting:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes

Advisory vote on the compensation paid to the Company’s named executive officers	3,947,411	2,257,032	1,938	1,642,613

Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2020	5,734,772	2,107,255	6,967	0

Proposal	One Year	Two Years	Three Years	Abstentions	Broker Non- Votes

Advisory vote on preferred frequency of shareholder advisory votes on the compensation paid to the Company’s named executive officers	5,908,549	6,948	270,089	20,795	1,642,613

On September 12, 2019, consistent with the advisory vote on preferred frequency of shareholder advisory votes on the compensation paid to the Company’s named executive officers, the Board has determined that the advisory vote on the compensation paid to the Company’s named executive officers be submitted to the shareholders every one year until the next vote on the frequency of such votes is conducted or until the Board determines that a different frequency of such votes is in the best interest of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: September 13, 2019	By:	/s/ Christopher V. Vitale
Christopher V. Vitale
President and Chief Executive Officer